EXHIBIT 99.1

RRMS ADVISORS LLC (“RRMS”) DUE DILIGENCE NARRATIVE REPORT

RRMS ADVISORS LLC - DUE DILIGENCE NARRATIVE REPORT

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

RRMS Advisors LLC (“RRMS”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were purchased by Brean Asset Backed Securities LLC (“Client”) and were reviewed by RRMS on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted by RRMS on a population of 235 proprietary reverse mortgage loans that were contributed to BABS 2023-SRM1 securitization mortgage loan population.

The scope of the due diligence performed by RRMS on the mortgage loans was as follows: (1) RRMS obtained Broker Price Opinions (“BPO”) from the Client that were performed by Clear Capital, a third-party vendor, for all properties associated with the mortgage loans (2) RRMS conducted a death database search of the active loans by utilizing ADP or Hire Right, third-party vendors, to confirm at least one of the borrowers on all mortgage loans listed in a non-death status was still living (“Death Database Review”) (3) RRMS conducted data capture reviews to confirm that certain information, as prescribed in (5), in the loan tape provided by the Client matched the data found in the mortgage loan files related to the mortgage loans (the “Data Capture Review”).

(3) Value of the collateral securing the assets: review and methodology.

For all mortgage loans, RRMS (i) verified that the property address matched the related BPO, and (ii) reviewed that the mortgaged property was the one for which the BPO was ordered. Upon review of the BPOs, RRMS also compared the BPO with the related current Outstanding Principal Balance (“UPB”) as of the Cutoff Date.

BPO Value as A Percentage of the Current Outstanding Principal Balance	Loan Count
< 50%	3
50% to < 75%	5
75% to < 100%	25
100% to < 125%	68
125% to < 150%	59
150% or More	79
Total	235

(4) Death Database Review.

RRMS utilized the death database from ADP or Hire Right, by providing each borrower’s first name, last name, social security number, and date of birth to the third-party vendors to confirm at least one of the borrowers on the non-death mortgage loans list were still living. For 1 active mortgage loan, the sole borrower’s death was found that was not on the loan tape provided by the Client. The Client updated the borrower’s death status on the loan tape.

(5) Data Capture Review.

RRMS conducted data capture reviews for all 235 mortgage loans to confirm that the information identified in the Field column of the table below in the loan tape provided by the client matched the data found in the mortgage loan files related to the mortgage loans. RRMS tolerance for discrepancies in the Original Balance Field was less than 1%.

Field
Original Balance
Rate Type
Base Index
Net Margin
BPO Value (at cutoff date)
Property Address
Property City
Property State
Property Zip Code
Borrower 1 Name
Borrower 2 Name
Borrower 1 Gender
Borrower 2 Gender
Borrower 1 Birth Date
Borrower 2 Birth Date